Exhibit 10.1

$300,000,000 Aggregate Principal Amount of
9.5% Senior Notes due 2016 of Interval Acquisition Corp.

in Exchange for

7% Senior Notes due 2013 of IAC/InterActiveCorp

NOTES EXCHANGE AND CONSENT AGREEMENT

Dated as of July 17, 2008

Noteholders Listed on Signatures Pages Hereto (the “Noteholders”)
c/o Stroock & Stroock & Lavan
180 Maiden Lane
New York, New York 10038
Attention: Kristopher M. Hansen

Ladies and Gentlemen:

IAC/InterActiveCorp, a Delaware corporation (“IAC”) has, pursuant to an Indenture, dated as of December 16, 2002 (the “IAC Notes Indenture”), among IAC (formerly known as USA Interactive), as Issuer, USANi LLC, as Guarantor, and The Bank of New York (as successor to JPMorgan Chase Bank), as Trustee (the “Trustee”) issued $750 million aggregate principal amount of 7% Senior Notes due 2013 (the “IAC Notes”), of which $750 million aggregate principal amount is currently outstanding.  IAC has commenced a tender offer to purchase any and all of the outstanding IAC Notes on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated June 11, 2008 and the related Letter of Transmittal and Consent, which, as amended through the date hereof, together constitute the “Offer,” and in connection therewith is soliciting consents from the holders of the IAC Notes to certain proposed amendments to the IAC Notes Indenture and the IAC Notes as set forth in the Offer (the “Proposed Amendments”).

The Offer and the Exchange (as defined herein) are being made in connection with a plan to separate IAC into up to five publicly traded companies (the “Separation”) as described in a preliminary Information Statement (as it may be amended, the “Information Statement”) attached as Exhibit 99.1 to the Registration Statement on Form 10 of Interval Leisure Group, Inc., a Delaware corporation and wholly-owned subsidiary of IAC (“Interval Spinco”), filed with the Securities and Exchange Commission on June 26, 2008.  Capitalized terms used herein without definition have the meanings ascribed to such terms in those Sections of the Preliminary Offering Memorandum, dated July 7, 2008, as supplemented by the Supplement dated July 11, 2008 (the “Offering Memorandum”), of Interval Acquisition Corp., a Delaware corporation and wholly owned subsidiary of IAC which, at the time of the pro rata distribution of Interval Spinco common stock to holders of IAC common stock and Class B common stock (the “Spinoff”), will be a wholly owned subsidiary of Interval Spinco (“Interval”), set forth on Schedule 1 hereto (including the “Additional Disclosure” set forth in Schedule 1, the “Incorporated OM Sections”), which Incorporated OM Sections are incorporated herein by reference.

IAC proposes, in connection with the Spinoff, to effect with the Noteholders identified as “Exchanging Noteholders” on the signature pages hereto (the “Exchanging Noteholders”) an exchange of $300,000,000 aggregate principal amount of new 9.5% Senior Notes due 2016 (the “Interval Senior Notes”) to be issued by Interval to IAC by way of a distribution prior to the Spinoff for IAC Notes held by the Exchanging Noteholders on the terms and subject to the conditions set forth herein (the “Exchange”).  The terms of the Interval Senior Notes will be as described in the Section of the Offering Memorandum entitled “Description of Notes” with such changes as are set forth on Schedule 2 hereto.  The indenture under which the Interval Senior Notes will be issued shall reflect such terms of the Interval Senior Notes, and shall otherwise include such additional administrative and other provisions as are consistent with those included in the indenture under which the senior notes of HSN, Inc. and/or Ticketmaster shall be issued in connection with the Separation (subject to Schedule 2 hereto), with such administrative, technical, conforming or non-material modifications as are appropriate to reflect the differences in the manner of issuance and offering of the Interval Senior Notes.

In addition, it is proposed that each of the Noteholders identified as “Supporting Noteholders” on the signature pages hereto (the “Supporting Noteholders”) give its consent to the Proposed Amendments as set forth herein.

1.          Agreement of the Parties.

Each of IAC, Interval and the Exchanging Noteholders hereby severally confirms its agreement concerning the Exchange subject to the terms hereof.

Upon Closing, the Interval Senior Notes will be exchanged by IAC for IAC Notes held by the Exchanging Noteholders without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  Each of the Exchanging Noteholders hereby acknowledges that it has received a copy of the Offering Memorandum, has been given full opportunity to ask questions of and to receive answers from representatives of Interval concerning the terms and conditions of the investment and the business of Interval and such other information as it desires in order to evaluate an investment in the Interval Senior Notes, and all such questions have been answered to the full satisfaction of such Exchanging Noteholder.

2.          Nature of Exchange.  IAC, Interval and the Noteholders parties hereto acknowledge and agree that the issuance of the Interval Senior Notes to IAC and the Exchange hereunder, together with the Offer as contemplated by this Agreement to be amended, are occurring in connection with the Spinoff and are intended to give rise to a succession event (with Interval as the sole successor to IAC) for credit derivatives purposes.  For the avoidance of doubt, the failure to give rise to a succession event shall not constitute a breach of this Agreement by IAC or Interval.

3.          Exchange of the IAC Notes for Interval Senior Notes.

(a)   Subject to the terms and conditions set forth herein (including the provisions of Section 6(b) and (c)), each Exchanging Noteholder agrees to exchange with IAC, and IAC agrees to exchange with each Exchanging Noteholder, for each $1,000 principal amount of IAC Notes set forth opposite the name of such Exchanging Noteholder under the heading “Exchanging Noteholder” on the schedule delivered to IAC on behalf of each of the Noteholders in connection with the execution of this Agreement (the “Disclosure Schedule”) and to be exchanged hereunder in the Exchange, (i) a principal amount of Interval Senior Notes equal to the Tender Offer Consideration (as defined in the Amended Offer (as defined below)) and (ii) an amount in cash equal to (x) $30.00 (as a fee for the consent given pursuant to Section 5 hereof) plus (y) Accrued Interest (as defined in the Amended Offer).

(b)   Each Exchanging Noteholder severally represents and warrants to IAC and Interval that it (or, if it is an investment advisor or manager for a beneficial owner or owners of IAC Notes, such beneficial owner or owners), (i) is a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act, (ii) is acquiring the Interval Senior Notes to be exchanged for IAC Notes hereunder for its own account, for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the registration provisions of the Securities Act or the rules and regulations promulgated thereunder, (iii) is aware that it must bear the economic risk of such investment for an indefinite period of time since the statutory basis for exemption from registration under the Securities Act would not be present if such representation meant merely that the present intention of the Exchanging Noteholder is to hold the Interval Senior Notes for a deferred sale or for any fixed period in the future, and (iv) can afford to bear such economic risk and can afford to suffer the complete loss of its investment hereunder. Each Exchanging Noteholder acknowledges that the Interval Senior Notes are “restricted securities” under the federal securities laws, have not been registered under the Securities Act or any state securities or “blue sky” laws and may not be sold except pursuant to an effective registration statement thereunder or an exemption from registration under the Securities Act and applicable state securities laws.  Each Exchanging Noteholder further acknowledges that the Interval Senior Notes shall include the restrictive legend set forth below:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.”

(c)   Each Exchanging Noteholder hereby severally represents and warrants to IAC that (i) either (A) it is, and has been for the time periods indicated for the IAC Notes set forth opposite each such Exchanging Noteholder’s name under the heading “Exchanging Noteholder” on the Disclosure Schedule, the beneficial owner, for federal income tax purposes, of such IAC Notes, or (B) if it is an investment advisor or manager for a beneficial owner of IAC Notes, such beneficial owner is, and has been for the time periods indicated for the IAC Notes set forth opposite such beneficial owner’s name under the heading “Exchanging Noteholder” on the Disclosure Schedule, the beneficial owner, for federal income tax purposes, of such IAC Notes, and (ii) upon the Exchange, valid title to the IAC Notes set forth opposite such Exchanging Noteholder’s name under the heading “Exchanging Noteholder” on the Disclosure Schedule shall pass to IAC, free and clear of any Liens (as defined below), other than those arising from acts of IAC or arising under applicable securities laws.

(d)   Each Exchanging Noteholder and each Supporting Noteholder hereby severally represents and warrants to IAC and Interval that:

(1)      It is the beneficial holder of and/or the investment advisor or manager for the beneficial holder (with the power to vote and dispose of the IAC Notes on behalf of such beneficial holder) of the principal amount of IAC Notes set forth opposite such Noteholder’s name under the heading “Exchanging Noteholder” and/or “Supporting Noteholder” on the Disclosure Schedule free and clear of any Liens, other than those arising from acts of IAC or arising under applicable securities laws; it holds or manages accounts that hold such IAC Notes in (a) certificated form or (b) book-entry form in a cash account (Type 1) and such IAC Notes have not been, and shall not be during the term of this Agreement, loaned, pledged or hypothecated.

(2)      Such Noteholder is an entity duly organized and validly existing under the laws of the jurisdiction in which it is organized and, if relevant under such laws, in good standing. Such Noteholder has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Noteholder and constitutes a legal, valid and binding obligation of such Noteholder, enforceable against such Noteholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(3)      No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity (as defined below) or nongovernmental third party is required to be obtained or made by or with respect to such Noteholder in connection with the execution, delivery and performance of this Agreement except as have been previously obtained or made.

(4)      Neither the Exchange nor the consummation of any other transaction contemplated herein nor the fulfillment of the terms hereof shall result in a material breach of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust or other agreement or instrument to which such Noteholder is a party or by which it is bound, or such Noteholder’s Certificate of Incorporation or By-Laws or other organizational documents, or, to the best of its knowledge, any order, rule or regulation applicable to such Noteholder of any court, Federal or state regulatory body, administrative agency or other governmental body having jurisdiction over such Noteholder or its properties.

(e)   Each of IAC and Interval hereby severally represents and warrants to the Noteholders that (provided, that the representations and warranties in clauses (1) and (5) below are made only by IAC):

(1)    Immediately prior to the effective time of the Spinoff, the outstanding principal amount of IAC’s total obligations (excluding any obligations to IAC’s subsidiaries) of a type in the form of or represented by or documented by (A) a bond, note, certificated debt security or other debt security or (B) term loan agreement, revolving loan agreement or other similar credit agreement, does not exceed $850 million.  For the avoidance of doubt, the phrase “IAC’s total obligations” as used in the preceding sentence does not include any obligations of any subsidiaries of IAC that are not guaranteed by IAC.

(2)    It is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.  It has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(3)    No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”) or nongovernmental third party is required to be obtained or made by or with respect to it or any of its subsidiaries (including, in the case of IAC, Interval or Interval Spinco) in connection with the execution, delivery and performance of this Agreement except (i) as have been previously obtained or made and (ii) for filings under the Securities Act or the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the “SEC”) (other than filings in connection with the Exchange pursuant to the Securities Act).

(4)    Neither the Exchange nor the consummation of any other transaction contemplated herein nor the fulfillment of the terms hereof shall result in a material breach of any of the terms and provisions of, or constitute a material default under, any indenture (other than the IAC Notes Indenture), mortgage, deed of trust or other agreement or instrument to which it or any of its subsidiaries (including, in the case of IAC, Interval or Interval Spinco) is a party or by which it is bound, or its Certificate of Incorporation or By-Laws, or, to the best of its knowledge, any order, rule or regulation applicable to it of any court, Federal or state regulatory body, administrative agency or other governmental body having jurisdiction over it or its properties.

(5)    Upon the Exchange, valid title to the Interval Senior Notes shall pass to the applicable Exchanging Noteholders, free and clear of any liens, claims, equities,

encumbrances, security interests, options, charges or restrictions of any kind (collectively “Liens”), other than those arising from acts of the Exchanging Noteholders or arising under applicable securities laws.

(f)    Interval hereby represents and warrants to the Exchanging Noteholders that when the Interval Senior Notes are (i) issued by Interval to IAC and (ii) transferred by IAC to the Exchanging Noteholders at the Closing in exchange for the IAC Notes, the Interval Senior Notes will (x) be duly and validly authorized and issued, (y) constitute valid and legally binding obligations of Interval enforceable against Interval in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (z) be in the form contemplated by, and entitled to the benefits of, the duly executed indenture governing the Interval Senior Notes (the “Indenture”).

4.          Certain Covenants of IAC and Interval.

(a)   IAC agrees, as promptly as reasonably practicable following the date hereof, and in any case within five business days hereof, (i) to amend the Offer as set forth on Schedule 3 hereto (as so amended, and as it may be further amended in a manner not inconsistent with Schedule 3 and the provisions of this Agreement, the “Amended Offer”) and (ii) to issue a press release reflecting the amended terms of the Amended Offer and that the Amended Offer is being made, inter alia, in connection with the Spinoff and the Exchange which are intended to give rise to a succession event (with Interval as the sole successor to IAC) for credit derivatives purposes.  IAC further agrees that (x) the formula for the “Total Consideration” (as defined in the Amended Offer) may not be amended in a manner that would cause a reduction in the Total Consideration, (y) the Amended Offer shall not be amended in a manner that would permit the Amended Offer to be consummated at a time other than immediately after the Spinoff and simultaneously with the Closing and (z) IAC shall not withdraw the Amended Offer except in connection with a termination of this Agreement pursuant to Section 14(g).

(b)  Prior to the consummation of the Exchange, Interval shall enter into a registration rights agreement with the Exchanging Noteholders for the benefit of the Exchanging Noteholders (and their transferees), which shall include provisions, in addition to the other provisions described in this Section 4(b), that obligate Interval to prepare and file a “shelf” registration statement with respect to the Interval Senior Notes with the SEC within 45 days after consummation of the Exchange and to make all reasonable efforts to have such registration statement declared effective as promptly as practicable thereafter (and in any event within 90 days after filing) and to maintain the effectiveness of such registration statement until the earlier of (i) such time as all the Interval Senior Notes are freely tradeable without restriction under the Securities Act and (ii) such time as all Interval Senior Notes have been sold pursuant to such shelf registration statement.  Such registration rights agreement shall provide that, in lieu of such shelf registration, if permitted by the SEC, Interval may effect a registered exchange offer with respect to the Interval Senior Notes during the same time period described in the previous sentence.  Such registration rights agreement shall have other provisions customary for a registration rights agreement that provides for a resale shelf registration statement.  If IAC, Interval and the Exchanging Noteholders cannot agree on what constitutes customary provisions for a registration rights agreement that provides for a resale shelf registration statement consistent with the foregoing prior to the consummation of the Exchange, the Exchange shall be consummated and independent counsel mutually acceptable to Interval and the Exchanging Noteholders shall determine the terms of the registration rights agreement promptly following the Spinoff.  The determination by such counsel shall be final and binding on Interval and the Exchanging Noteholders.

(c)  Interval and IAC shall include in the Information Statement and the separation and distribution agreement relating to the Spinoff statements to the effect that the issuance of the Interval Senior Notes to IAC and the Exchange hereunder, together with the Amended Offer, are in connection with the Spinoff and are intended to give rise to a succession event (with Interval as the sole successor to IAC) for credit derivatives purposes.  Each of IAC and Interval agrees with the Noteholders that it shall not include any statements in any disclosure documents relating to the Spinoff filed with the SEC that are materially inconsistent with the statements described in the preceding sentence.

(d)           In the Exchange, IAC will assign to the Exchanging Noteholders all its rights arising out of or in respect of the Interval Senior Notes, and the Exchanging Noteholders will assign to IAC all their respective rights arising out of or in respect of the IAC Notes being exchanged in the Exchange.

5.          Consents to Amendment of the IAC Notes Indenture and the IAC Notes; Other Agreements.

(a)           By executing this Agreement each Exchanging Noteholder and each Supporting Noteholder hereby irrevocably consents, without any further required action on its part, in respect of the aggregate principal amount of IAC Notes set forth opposite such Noteholder’s name under the heading “Exchanging Noteholder” and/or “Supporting Noteholder” on the Disclosure Schedule solely to the Proposed Amendments, which consent is effective immediately upon execution hereof subject only to the conditions subsequent in Sections 8(a) and (b); provided, that for purposes of this Section 5(a), each of the conditions in Sections 8(a) and (b) shall be deemed satisfied if the failure thereof results from a breach of this Agreement by a Noteholder.

(b)           Each Exchanging Noteholder hereby agrees that (A) it will not sell, transfer or otherwise dispose (including by way of tender into the Amended Offer, except to the extent required by Section 6(b)(ii)), or engage in any transaction that would be treated as a sale, exchange or other disposition for federal income tax purposes, of the IAC Notes identified opposite such Exchanging Noteholder’s name under the heading “Exchanging Noteholder” on the Disclosure Schedule from the date hereof through the Closing Date except to IAC in accordance with the terms of this Agreement, and (B) if it is an investment advisor or manager for a beneficial owner of IAC Notes, it shall cause such beneficial owner not to sell, transfer or otherwise dispose (including by way of tender into the Amended Offer, except to the extent required by Section 6(b)(ii)), or engage in any transaction that would be treated as a sale, exchange or other disposition for federal income tax purposes, of the IAC Notes set forth opposite such beneficial owner’s name under the heading “Exchanging Noteholder on the Disclosure Schedule from the date hereof through the Closing Date except to IAC in accordance with the terms of this Agreement; provided, however, that nothing contained herein shall prevent or prohibit Exchanging Noteholders from acquiring additional IAC Notes from a person that is not a Noteholder and/or tendering such additional IAC Notes in connection with the Amended Offer.

(c)           Each Supporting Noteholder hereby agrees to validly tender, and not withdraw, an aggregate principal amount of IAC Notes identified opposite the name of such Supporting Noteholder under the heading “Supporting Noteholder” on the Disclosure Schedule into the Amended Offer, and that (A) it will not sell, transfer or otherwise dispose of the IAC Notes identified opposite such Supporting Noteholder’s name under the heading “Supporting Noteholder” on the Disclosure Schedule from the date hereof through the Closing Date except to IAC in the Amended Offer, and (B) if it is an investment advisor or manager for a beneficial owner of IAC Notes, it shall cause such beneficial owner not to sell, transfer or otherwise dispose of the IAC Notes identified opposite such beneficial owner’s name under the heading “Supporting Noteholder” on the Disclosure Schedule from the date hereof through the Closing Date except to IAC in the Amended Offer; provided, however, that nothing contained herein shall prevent or prohibit Supporting Noteholders from acquiring additional IAC Notes from a person that is not a Noteholder and/or tendering such additional IAC Notes in connection with the Amended Offer.

6.          Closing of the Exchange.

(a)           Subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8, the closing of the Exchange (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, New York, New York, or at such other place as shall be agreed upon by the Majority Holders (as defined below) and IAC, on the date of the closing of the Spinoff, simultaneously with the purchase of all (if any) IAC Notes validly tendered in the Amended Offer and immediately following the Spinoff (the “Closing Date”).

(b)           On the Closing Date, each Exchanging Noteholder shall deliver the IAC Notes set forth opposite such Exchanging Noteholder’s name under the heading “Exchanging Noteholder” on the Disclosure Schedule through the facilities of The Depository Trust Company (“DTC”) or otherwise as agreed by IAC and such Exchanging Noteholder; provided, that if, at the exchange rate specified in Section 3(a), the aggregate principal amount of Interval Senior Notes that would be exchanged hereunder for all such IAC Notes would exceed $300 million,

(i) the aggregate principal amount of IAC Notes to be delivered by all Exchanging Noteholders and, subject to any payment in cash for any Excess contemplated by Section 6(c) below, exchanged for Interval Senior Notes hereunder, shall be reduced to such aggregate amount, in the lowest integral multiple of $1,000 principal amount of IAC Notes, as would result in an aggregate Exchange, after giving effect to the payment in cash for any Excess pursuant to Section 6(c) below, for $300 million aggregate principal amount of Interval Senior Notes, and shall be allocated among the IAC Notes of the Exchanging Noteholders as follows:

(1) first, to those IAC Notes that have been beneficially owned, for federal income tax purposes, by the applicable Exchanging Noteholder (or, if the Exchanging Noteholder is an investment advisor or manager for a beneficial owner of IAC Notes, those IAC Notes that have been beneficially owned, for federal income tax purposes, by such beneficial owner) for a period of more than 30 days at the date hereof, to be allocated among such IAC Notes as reasonably determined by the Exchanging Noteholders, and, if necessary,

(2) second, successively to those other IAC Notes which have been beneficially owned, for federal income tax purposes, by the applicable Exchanging Noteholder (or, if the Exchanging Noteholder is an investment advisor or manager for a beneficial owner of IAC Notes, those IAC Notes that have been beneficially owned, for federal income tax purposes, by such beneficial owner) for the longest period of time at the date hereof; and

(ii) the Exchanging Noteholders shall validly tender, and not withdraw, any such remaining IAC Notes in the Amended Offer.

(c)           On the Closing Date, IAC shall deliver to each Exchanging Noteholder, against delivery of the IAC Notes to be exchanged therefor, (i) certificates in definitive form representing the Interval Senior Notes to be exchanged hereunder for IAC Notes of such Exchanging Noteholder, duly executed by Interval and authenticated by the Interval Indenture Trustee and registered in the name of such Exchanging Noteholder and in the aggregate principal amount of Interval Senior Notes equal to the Tender Offer Consideration for each $1,000 principal amount of IAC Notes so delivered; provided, that if such aggregate principal amount of Interval Senior Notes is not an integral multiple of $1,000, any amount in excess of the next lowest such integral multiple of $1,000 (the “Excess”) shall instead be paid to the applicable Exchanging Noteholder in cash and (ii) any cash to be paid to such Exchanging Noteholder pursuant to Section 3(a) to the account specified in writing by such Exchanging Noteholder at least two business days prior to the Closing Date.  At the Closing, IAC shall immediately cancel any IAC Notes exchanged in the Exchange.

(d)            Anything herein to the contrary notwithstanding, IAC and its affiliates and agents shall each be entitled to deduct and withhold from the consideration otherwise required to be delivered under this Agreement to any person, such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign law with respect to the making of such payment.  To the extent that amounts are so withheld or deducted, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding were made.

(e)            Prior to the Closing, each Exchanging Noteholder that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to IAC a duly executed IRS Form W-9, and each Exchanging Noteholder that is not a United States person shall deliver to IAC a duly executed IRS Form W-8BEN (or other applicable IRS Form W-8).  If the Exchanging Noteholder is an investment advisor or manager for a beneficial owner of IAC Notes, such Exchanging Noteholder shall deliver to IAC an IRS Form W-9 or W-8, as applicable, duly executed by such beneficial owner.

(f)             To the extent an Exchanging Noteholder (or, if such Exchanging Noteholder is an investment advisor or manager for a beneficial owner of IAC Notes, such beneficial owner of IAC Notes) is not able to identify which IAC Notes beneficially owned by such person are being exchanged for Interval Senior Notes pursuant to Section 6(b) and which IAC Notes beneficially owned by such person are being tendered into the Amended Offer pursuant to Section 6(b), such Exchanging Noteholder shall (and, if such Exchanging Noteholder is an investment advisor or manager for a beneficial owner of IAC Notes, it shall cause such beneficial owner of IAC Notes to) (i) designate in its records and in a letter of transmittal by the Exchanging Noteholder to the Exchanging Noteholder’s prime broker or the DTC participant, for federal income tax purposes, which IAC Notes beneficially owned by such person are being exchanged for Interval Senior Notes and which IAC Notes beneficially owned by such person are being tendered into the Amended Offer (which designation shall be made in a manner consistent with the allocation set forth in Section 6(b)), and (ii) not take any position that is inconsistent with such designation.

7.          Conditions to IAC’s Obligations.  The obligations of IAC hereunder to effect the Exchange and to consummate the Amended Offer are subject to the satisfaction, on and as of the Closing Date, of the following conditions:

(a)   (i) the Spinoff shall have occurred and (ii) the purchase of all (if any) IAC Notes validly tendered in the Amended Offer shall be occurring simultaneously with the Exchange;

(b)   a supplemental indenture to the IAC Notes Indenture reflecting the Proposed Amendments shall have been duly executed and delivered by the Trustee and shall be effective;

(c)   IAC shall have received a private letter ruling from the Internal Revenue Service, in form and substance reasonably satisfactory to IAC, substantially to the effect that IAC and other members of IAC’s affiliated group will not recognize any income, gain, loss, or deduction with respect to the Interval Senior Notes or the exchange thereof for IAC Notes, other than any (i) amount of income, gain, loss, or deduction that offsets Interval’s corresponding amount of income, gain, loss or deduction upon the deemed satisfaction of the Interval Senior Notes, (ii) deductions attributable to the fact that the IAC Notes may be redeemed at a premium, (iii) income attributable to the fact that the IAC Notes may be redeemed at a discount, (iv) interest expense accrued with respect to the IAC Notes, and (v) income, gain, deductions or loss realized on the transfer of the Interval Senior Notes in exchange for IAC Notes attributable to appreciation or depreciation of the Interval Senior Notes after the time they are acquired by and prior to their disposition by IAC, and such ruling shall continue to be in full force and effect as of the Closing Date;

(d)  (i) no action shall have been taken, and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body, which would, as of the Closing Date, prevent the Amended Offer, the Exchange or the issuance or sale of the Interval Senior Notes; and (ii) no injunction, restraining order of any other nature of any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the Amended Offer, the Exchange or issuance or sale of the Interval Senior Notes; and

(e)  (A) the representations and warranties of each Noteholder in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, (B) such Noteholder shall have complied with all the agreements and satisfied all the obligations on its part to be performed or satisfied at or prior to the Closing Date in all material respects and (C) such Noteholder shall have furnished to IAC and Interval a certificate such Noteholder signed by an authorized officer of such Noteholder and dated the Closing Date, to the effect set forth in clauses (A) and (B) above.

8.          Conditions to Noteholders’ Obligations.  The obligations of each Exchanging Noteholder hereunder to effect the Exchange are subject to the satisfaction, on and as of the Closing Date, of the following conditions:

(a)   (i) IAC shall have made the Amended Offer consistent with the terms hereof and (ii) the purchase of all (if any) IAC Notes validly tendered in the Amended Offer shall be occurring simultaneously with the Exchange, and upon payment therefor, all such IAC Notes shall be immediately canceled;

(b)   the Spinoff shall have occurred;

(c)   (i) no action shall have been taken, and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body, which would, as of the Closing Date, prevent the Amended Offer, the Exchange or the issuance or sale of the Interval Senior Notes; and (ii) no injunction, restraining order of any other nature of any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the Amended Offer, the Exchange or issuance or sale of the Interval Senior Notes;

(d)   IAC shall have furnished to the Exchanging Noteholders an opinion of counsel dated the Closing Date, with respect to (A) due authorization, execution and enforceability of this Agreement, (B) the absence of required governmental consents, (C) the absence of adverse claims; and (D) the Interval Senior Notes (x) having been duly and validly authorized and issued, (y) constituting valid and legally binding obligations of Interval enforceable against Interval in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (z) being in the form contemplated by, and entitled to the benefits of, the Indenture.

(e)   (A) the representations and warranties of IAC and Interval in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, (B) each of IAC and Interval shall have complied with all the agreements and satisfied all the obligations on its part to be performed or satisfied at or prior to the Closing Date in all material respects and (C) each of IAC and Interval shall have furnished to the Exchanging Noteholders a certificate of IAC and Interval, as the case may be, signed by a Vice President or Treasurer of IAC and Interval, respectively, and dated the Closing Date, to the effect set forth in clauses (A) and (B) above;

(f)    Interval shall have furnished to the Exchanging Noteholders documents certified by the Secretary of State of its state of incorporation demonstrating Interval’s good standing as a corporation in such state;

(g)   IAC shall have furnished to the Exchanging Noteholders a duly executed copy of the Indenture in the form contemplated by this Agreement, and such Indenture shall be in full force and effect as of the Closing Date; and

(h)   no default or event of default shall have occurred and be continuing under the Indenture.

9.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Noteholders parties hereto, Interval and IAC and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 9, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

10.        Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing and delivered in person or by overnight courier service, mailed by first-class mail addressed as follows or delivered via telecopy transmission:

(a)   if to a Noteholder, to the address or telecopier number, as applicable, set forth for such Noteholder on the Disclosure Schedule, with a copy to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attn.: Kristopher M. Hansen

Telecopier No.: 212-806-6006

(b)   if to IAC:

IAC/InterActiveCorp
555 West 18th Street
New York, NY 10011
Attention:  General Counsel
Telecopier:  (212) 632-9642

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attn.:  Pamela S. Seymon

Telecopier No.:  212-403-2000

(c)   if to Interval:

Interval Leisure Group, Inc.
6262 Sunset Drive
Miami, FL 33143
Attention:  General Counsel
Telecopier:  305-667-2072

with a copy to:

IAC/InterActiveCorp
555 West 18th Street
New York, NY 10011
Attention:  General Counsel
Telecopier:  (212) 632-9642

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attn.:  Pamela S. Seymon

Telecopier No.:  212-403-2000

IAC, Interval and the Noteholders, by notice to the other, may designate additional or different addresses for subsequent notices or communications by notice given in accordance with the provisions of this Section 10.

11.        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

12.        Submission to Jurisdiction; Waiver of Service and Venue.  (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the U.S. District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)   Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 12(a).  Each of parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)   Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

13.        WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHER THEORY.  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION

14.        Miscellaneous

(a)   Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(b)   Amendments or Waivers.  (i) No amendment or waiver by Noteholders of any provision of this Agreement, nor any consent or approval to any departure therefrom given by the Noteholders, shall in any event be effective unless the same shall be in writing and signed by Noteholders that, collectively, beneficially own, or are investment advisors or managers for beneficial owners of, at least a majority in aggregate principal amount of the IAC Notes set forth opposite the names of all Noteholders under the heading “Exchanging Noteholder” and/or “Supporting Noteholder” on the Disclosure Schedule (the “Majority Holders”); provided, however, that no amendment or waiver by Noteholders of any provision of this Agreement that results in an adverse modification of (a) the formula for Total Consideration payable in the Amended Offer, (b) the conditions set forth in Sections 7 and 8 of this Agreement, or (c) the material terms of the Interval Senior Notes or of Schedule 2, in any such case shall be effective unless the same shall be in writing and signed by each of the Exchanging Noteholders; and, provided further, that no amendment or waiver by Noteholders of any provision of this Agreement that adversely modifies the consideration to be received by Noteholders in the Amended Offer shall be effective unless the same shall be in writing and signed by each Supporting Noteholder and (ii) no amendment or waiver by IAC or Interval of any provision of this Agreement, nor any consent or approval to any departure therefrom given by either such party, shall in any event be effective unless the same shall be in writing and signed by such party.

(c)   Entire Agreement.   This Agreement, together with the exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written with respect to such matters.

(d)   Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement

(e)   Previous Agreements.  This Agreement supersedes any other agreement existing between any Noteholder, Interval and IAC concerning the subject matter hereof.

(f)    Further Assurances.  From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action, including without limitation working with DTC to facilitate the Exchange and taking any actions in respect thereof, as may be reasonably necessary or desirable to effectively carry out the transactions contemplated by this Agreement.  Without limiting the foregoing, the parties hereto hereby agree to promptly take such reasonable steps as reasonably necessary to ensure performance of their respective obligations to exchange the IAC Notes in the Exchange, including, if requested and practicable, the issuance of irrevocable instructions to exchange in the Exchange, conveyance of the IAC Notes to an escrow-type intermediary, or similar arrangements.  Interval shall use commercially reasonable efforts and shall cooperate to permit the Interval Senior Notes to be DTC eligible.

(g)   Termination.  IAC, Interval and the Noteholders shall each have the right to terminate this Agreement prior to the Closing Date if IAC publicly announces the abandonment of the Spinoff.  In the event that any of the conditions set forth in Section 8 hereof shall have become incapable of being fulfilled (other than as a result of a breach of this Agreement by a Noteholder), this Agreement may be terminated by the Majority Holders by delivering a written notice of termination to IAC and Interval.  In the event that any of the conditions set forth in Section 7 hereof shall have become incapable of being fulfilled (other than as a result of a breach of this Agreement by IAC or Interval), this Agreement may be terminated by IAC by delivering a written notice of termination to the Noteholders.

(h)   Remedies.  The parties hereto shall be entitled to equitable relief, including specific performance, in the event of any breach or threatened breach of this Agreement.

(i)    Assignment.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto, and any attempt to do so will be void.

(j)    Initial Press Release.  The parties hereto agree (a) that the initial press release announcing the execution of this Agreement shall be a joint press release by IAC and the Noteholders and (b) to cooperate reasonably with respect to the text of such press release.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

IAC/INTERACTIVECORP

By:	/s/ Greg Blatt
Name: Greg Blatt
Title: EVP

INTERVAL ACQUISITION CORP.

By:	/s/ Greg Blatt
Name: Greg Blatt
Title: VP

Signature of Exchanging Noteholder:

Name:	Claren Road Asset Management, LLC as Investment Manager
for and on behalf of certain entities

Signature:	/s/ Al Marino

Name of Signing Person:	Al Marino

Title of Signing Person	Member

Dated:	As of 7-17-08

Signature of Supporting Noteholder:

Name:

Signature:

Name of Signing Person:

Title of Signing Person

Dated:

Signature of Exchanging Noteholder:

Name:	Citigroup Global Markets Inc.

Signature:	/s/ Harry Mamaysky

Name of Signing Person:	Harry Mamaysky

Title of Signing Person	Managing Director

Dated:	7/17/08

Signature of Supporting Noteholder:

Name:	Citigroup Global Markets Inc.

Signature:	/s/ Harry Mamaysky

Name of Signing Person:	Harry Mamaysky

Title of Signing Person	Managing Director

Dated:	7/17/08

Signature of Exchanging Noteholder:

Name:	TD London Branch

Signature:	/s/ Marina Desyak

Name of Signing Person:	Marina Desyak

Title of Signing Person	VP Director

Dated:	07/17/2008

Signature of Supporting Noteholder:

Name:	TD London Branch

Signature:	/s/ Marina Desyak

Name of Signing Person:	Marina Desyak

Title of Signing Person	VP Director

Dated:	07/17/2008

Signature of Exchanging Noteholder:

Name:	Marathon Special Opportunity Master Fund Ltd

Signature:	/s/ Louis Hanover

Name of Signing Person:	Louis Hanover

Title of Signing Person	CIO

Dated:	7/17/08

Signature of Supporting Noteholder:

Name:	Marathon Special Opportunity Master Fund Ltd

Signature:	/s/ Louis Hanover

Name of Signing Person:	Louis Hanover

Title of Signing Person	CIO

Dated:	7/17/08

Signature of Exchanging Noteholder:

Name:	Global Credit Strategies Desk of UBS Securities LLC

Signature:	/s/ Vincent N. Mistretta

Name of Signing Person:	Vincent N. Mistretta

Title of Signing Person	Managing Director

Dated:	7/17/08

/s/ James B. Fuqua
James B Fuqua
Managing Director and Counsel
Region Americas Legal
7/17/08

Signature of Supporting Noteholder:

Name:

Signature:

Name of Signing Person:

Title of Signing Person

Dated:

Signature of Exchanging Noteholder:

Name:

Signature:

Name of Signing Person:

Title of Signing Person

Dated:

Signature of Supporting Noteholder:

Name:	GE Asset Management Incorporated, as manager

Signature:	/s/ Brad Postema

Name of Signing Person:	Brad Postema

Title of Signing Person	Senior Vice President

Dated:	July 17, 2008

SIGNATURE OF SUPPORTING NOTEHOLDERS:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney In Fact

	By:	/s/ William Stitzer
William Stitzer, AVP Portfolio Manager
7-17-08

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney In Fact

	By:	/s/ William Stitzer
William Stitzer, AVP Portfolio Manager
7-17-08

Signature of Exchanging Noteholder:

Name:

Signature:

Name of Signing Person:

Title of Signing Person

Dated:

Signature of Supporting Noteholder:

Name:	AIG Global Investment Corp.,
as adviser and/or sub-adviser to various funds and accounts

Signature:	/s/ Cheryl McDermott

Name of Signing Person:	Cheryl McDermott

Title of Signing Person	Managing Director

Dated:	July 17, 2008

Signature of Exchanging Noteholder:

Name:	Deutsche Bank AG, London Branch (solely w/ respect to its
Investment Grade Desk)

Signature:	/s/ Nicholas Pappas

Name of Signing Person:	Nicholas Pappas

Title of Signing Person	Managing Director

Dated:	7/17/08

Signature of Supporting Noteholder:

Name:

Signature:

Name of Signing Person:

Title of Signing Person

Dated: